UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2020, J. Louis Sharpe resigned from the Board of Directors (the “Board”) of GMS Inc. (the “Company”), effective that date. Mr. Sharpe’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

The Board appointed Lisa Bachmann as a director, effective January 29, 2020, to serve until the Company’s 2022 annual meeting of stockholders or until her earlier resignation or removal. The Board also appointed Ms. Bachmann to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. The Board has determined that Ms. Bachmann is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines.

Ms. Bachmann, age 57, has served as Executive Vice President, Chief Merchandising and Operating Officer of Big Lots, Inc. (“Big Lots”), a leading discount retailer operating over 1,400 stores in 47 states, since 2015. Prior to her current role, she served as Executive Vice President, Chief Operating Officer from 2012 to 2015 and as Executive Vice President, Supply Chain Management and Chief Information Officer from 2010 to 2012. Ms. Bachmann joined Big Lots as Senior Vice President, Merchandise Planning, Allocation and Presentation in March 2002. Prior to joining Big Lots, her roles included Senior Vice President of Planning and Allocation for Ames Department Stores Inc. and Vice President of Planning and Allocation for the Casual Corner Group, Inc.

Ms. Bachmann will participate in the Company’s standard non-employee director compensation arrangements as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on August 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: January 30, 2020	By:	/s/ Scott M. Deakin
		Name:	Scott M. Deakin
		Title:	Chief Financial Officer